Joby Completes Acquisition of Blade’s Passenger Business
Santa Cruz, CA – August 29, 2025 – Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today announced it has completed its acquisition of Blade Air Mobility’s passenger business. The acquisition provides Blade’s established network of terminals and loyal flyers in key markets like New York and in Southern Europe, positioning Joby for a faster entry into commercial service with its quiet, all-electric vertical takeoff and landing (eVTOL) aircraft once certified.
“By combining Joby’s aircraft with Blade’s established network, we’re creating an unmatched foundation for bringing quiet air travel to market,” said JoeBen Bevirt, founder and CEO of Joby. “Blade’s loyal flyers will be among the first to experience this new mode of transportation, and over time we look forward to making it even easier to access, integrated seamlessly into the apps and services people already use every day.”
As part of the transaction, Joby will continue Blade’s passenger operations as a wholly-owned subsidiary led by its founder and CEO Rob Wiesenthal. More information on the transaction can be found here (https://www.jobyaviation.com/news/joby-to-acquire-blade-passenger-business/).
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi. Joby intends to both operate its fast, quiet, and convenient air taxi service in cities around the world and sell its aircraft to other operators and partners. To learn more, visit www.jobyaviation.com.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, progress and timing; expected benefits of our acquisition of Blade’s passenger business; our plans related to certification and operation of our business; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business, results of operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to integrate the Blade passenger business and the Blade team into our operations, and our ability to retain key personnel; our ability to realize anticipated benefits of any combined operations; risks of unanticipated costs of acquiring or integrating the Blade passenger business; the potential impact of the consummation of the acquisition on relationships with third parties, including employees, customers, partners and competitors; our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the ability of us and our partners to develop necessary infrastructure in time for planned operations, or at all; the competitive environment in which we operate; our ability to effectively respond to evolving regulations and standards relating to our aircraft; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2025 and August 7, 2025, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Media Contact:
Charles Stewart
press@jobyaviation.com

Investor Contact:
investors@jobyaviation.com